EXHIBIT 1

                             JOINT FILING AGREEMENT

      This will confirm the agreement by and among all the undersigned that the
Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of the Common Stock, no par value per share, of Orion Energy Systems, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 9, 2009

                                         GE CAPITAL EQUITY INVESTMENTS, INC.

                                             By:  /s/  Frank Ertl
                                                --------------------------------
                                                Name:  Frank Ertl
                                                Title: Senior Managing Director


                                         GENERAL ELECTRIC CAPITAL CORPORATION

                                             By:  /s/  Frank Ertl
                                                --------------------------------
                                                Name:  Frank Ertl
                                                Title: Attorney-in-fact


                                         GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                             By:  /s/  Frank Ertl
                                                --------------------------------
                                                Name:  Frank Ertl
                                                Title: Attorney-in-fact


                                         GENERAL ELECTRIC COMPANY

                                             By:  /s/  Frank Ertl
                                                --------------------------------
                                                Name:  Frank Ertl
                                                Title: Attorney-in-fact